SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2017
SUMMARY OF PRINCIPAL ACCOUNTING POLICIES
Basis of presentation	(a) Basis of presentation The consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Basis of consolidation

(b)   Basis of consolidation

        The consolidated financial statements include the financial statements of the Company and its subsidiaries in which it has a controlling financial interest or variable interest entities ("VIEs") for which the Company is a primary beneficiary.

        A controlling financial interest is typically determined when a company holds a majority of the voting equity interest in an entity. All intercompany balances and transactions between the Company and its subsidiaries have been eliminated in consolidation.

        The Company consolidates VIEs when the Company is the primary beneficiary. The primary beneficiary of a VIE is the party that has the power to direct the activities that most significantly impact the performance of the entity and the obligation to absorb losses or the right to receive benefits that could potentially be significant to the entity. VIEs are entities that lack sufficient equity to finance their activities without additional financial support from other parties or whose equity holders, as a group, lack one or more of the following characteristics: (a) direct or indirect ability to make decisions; (b) obligation to absorb expected losses; or (c) right to receive expected residual returns. VIEs must be evaluated quantitatively and qualitatively to determine the primary beneficiary, which is the reporting entity that has (a) the power to direct activities of a VIE that most significantly impact the VIEs economic performance and (b) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. The primary beneficiary is required to consolidate the VIE for financial reporting purposes. A VIE can have only one primary beneficiary, but may not have a primary beneficiary if no party meets the criteria described above.

        When evaluating whether the Company is the primary beneficiary of a VIE, and must therefore consolidate the entity, the Company performs a qualitative analysis that considers the design of the VIE, the nature of its involvement and the variable interests held by other parties. If that evaluation is inconclusive as to which party absorbs a majority of the entity's expected losses or residual returns, a quantitative analysis is performed to determine the primary beneficiary.

        For the Company's consolidated VIEs, the Company has presented on the consolidated balance sheets, to the extent material, the assets of its consolidated VIEs that can only be used to settle specific obligations of the consolidated VIE, and the liabilities of its consolidated VIEs for which creditors do not have recourse to its general assets outside of the consolidated VIE. All significant intercompany accounts and transactions between the Company and its consolidated VIEs have been eliminated in consolidation.

Use of estimates

(c)   Use of estimates

        The preparation of consolidated financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting estimates reflected in the Company's consolidated financial statements include revenue recognition for sales of solar power projects, EPC and development services accounted for under the percentage-of-completion method, allowance for doubtful accounts receivable and advances to suppliers, valuation of inventories and provision for firm purchase commitments, provision for contingent liability, impairment of long-lived assets and project assets, the estimated useful lives of long-lived assets, determination of assets retirement obligation ("ARO"), accrual for warranty and the recognition of the benefit from the purchased warranty insurance, fair value estimate of financial instruments including warrants and other types of derivative, accrual for uncertain tax positions, valuation allowances for deferred tax assets, applying acquisition method of accounting to business acquisitions and the grant-date fair value of share-based compensation awards and related forfeiture rates.

Cash and cash equivalents and restricted cash

(d)   Cash and cash equivalents and restricted cash

        Cash and cash equivalents are stated at cost, which approximates fair value. Cash and cash equivalents consist of cash on hand and demand deposits, which are unrestricted as to withdrawal and use, and have original maturities of three months or less when acquired.

        Restricted cash represents amounts held by banks, which are not available for the Company's general use, as security for issuance of letters of credit, short-term notes payable and bank borrowings. Upon maturity of the letters of credit, repayment of short-term notes payable or bank borrowings, the deposits are released by the bank and become available for general use by the Company.

Accounts receivable, unbilled

(e)   Accounts receivable, unbilled

        Accounts receivable, unbilled represents revenue that has been recognized in advance of billing the customer. The Company uses the percentage-of-completion method to recognize revenue from EPC and development services and sales of solar power projects when all relevant revenue recognition criteria have been met. Under this accounting method, revenue may be recognized in advance of billing the customer, which results in the recording of accounts receivable, unbilled. Once the Company meets the billing criteria under such contract, it bills the customer and reclassifies the unbilled balance to accounts receivable trade. Billing requirements vary by contract, but are generally structured around completion of certain construction milestones.

Allowance for doubtful receivables

(f)    Allowance for doubtful receivables

        The Company began purchasing insurance from China Export & Credit Insurance Corporation ("Sinosure") since 2009 for certain of its accounts receivable trade in order to reduce its exposure to bad debt loss. The Company provides an allowance for accounts receivable trade using primarily a specific identification methodology. An allowance is recorded based on the likelihood of collection from the specific customer regardless whether such account is covered by Sinosure. At the time the claim is made to Sinosure, the Company records a receivable from Sinosure equal to the expected recovery up to the amount of the specific allowance. The Company had recorded a receivable from Sinosure in prepaid expenses and other current assets of $409 and $9 as of December 31, 2016 and 2017, respectively and a corresponding reduction in bad debt expense.

Advances to suppliers

(g)   Advances to suppliers

        The Company makes prepayments to certain suppliers and such amounts are recorded in advances to suppliers in the consolidated balance sheets. Advances to suppliers expected to be utilized within twelve months as of each balance sheet date are recorded as current assets and the portion expected to be utilized after twelve months are classified as non-current assets in the consolidated balance sheets.

Inventories

(h)   Inventories

        Before 2016, inventories were stated at the lower of cost or market. In 2016, the Company adopted ASU 2015-11 prospectively, and inventories are stated at the lower of cost or net realizable value as of December 31, 2016 and 2017. Cost is determined by the weighted-average method. Cost of inventories consists of direct materials and, where applicable, direct labor costs, tolling costs and those overhead costs that have been incurred in bringing the inventories to their present location and condition.

        Adjustments are recorded to write down the cost of obsolete and excess inventories to the estimated net realizable value based on historical and forecast demand.

        The Company outsources portions of its manufacturing process. These outsourcing arrangements may or may not include transfer of title of the raw materials inventory to third-party manufacturers. Such raw materials are recorded as raw materials inventory when purchased from suppliers. For those outsourcing arrangements in which the title is not transferred, the Company maintains such inventory on the Company's consolidated balance sheets as raw materials inventory while it is in physical possession of the third-party manufacturer. Upon receipt, processed inventory is reclassified to work-in-process inventory and a processing fee is paid to the third-party manufacturer.

        For those outsourcing arrangements, characterized as sales, in which title (including risk of loss) is transferred to the third-party manufacturer, the Company is constructively obligated, through raw materials sales agreements and processed inventory purchase agreements, which have been entered into with the third-party manufacturer simultaneously, to repurchase the inventory once processed. In this case, the raw materials remain classified as raw material inventory while in physical possession of the third-party manufacturer and cash is received, which is classified as "advances from customers" on the consolidated balance sheets and not as revenue or deferred revenue. Cash payments for outsourcing arrangements, which require prepayments for repurchase of the processed inventory, are classified as "advances to suppliers" on the consolidated balance sheets. There is no right of offset for these arrangements and accordingly, "advances from customers" and "advances to suppliers" remain on the consolidated balance sheets until the processed inventory is repurchased.

        On occasion, the Company enters into firm purchase commitments to acquire materials from its suppliers. A firm purchase commitment represents an agreement that specifies all significant terms, including the price and timing of the transactions, and includes a disincentive for non-performance that is sufficiently large to make performance probable. This disincentive is generally in the form of a take-or-pay provision, which requires the Company to pay for committed volumes regardless of whether the Company actually acquires the materials. The Company evaluates these agreements and records a loss, if any, on firm purchase commitments using the same way as that used to value inventory losses.

Project assets

(i)    Project assets

        Project assets consist primarily of capitalized costs relating to solar power projects in various stages of development prior to the intended sale of the solar power projects to a third party. These costs include certain acquisition costs, land costs and costs for developing and constructing a solar power system. Development costs can include legal, consulting, permitting, and other similar costs. Construction costs can include execution of field construction, installation of solar equipment, solar modules and related equipment. Interest costs incurred on debt during the construction phase and all deferred financing costs amortized during the construction phase are also capitalized within project assets.

        Solar power projects are preliminarily classified as project assets unless the Company has intention not to sell them to third parties. In that case, they will be classified as solar power systems on the balance sheet. During the development phase, solar power projects are accounted for in accordance with the recognition, initial measurement and subsequent measurement subtopics of ASC 970 — 360, as they are considered in substance real estates. The costs to construct solar power projects are presented as operating activities or investing activities in the consolidated statement of cash flows, if they are related to project assets or solar power systems, respectively. While the solar power projects are in the development phase, they are generally classified as non-current assets, unless it is anticipated that construction will be completed and the sale will occur within one year.

        Once the development of the solar power projects is substantially complete and the projects reach Commercial Operation Date ("COD"), appropriateness of the classification of the solar power projects is re-assessed based on the circumstances at that time. Solar power projects that the Company intends to sell, which meet the criteria of ASC 360-10-45-9 on COD, are classified as project assets-current. Solar power projects that the Company intends to hold and operate to generate electricity are still classified as solar power systems. The Company reclassified solar power systems of $1,202.1 million and $1.0 million to project assets-current, and $160.0 million and $3.8 million to project assets-non-current on the consolidated balance sheet in 2016 and 2017, respectively.

        The Company reviews project assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. The Company considers a project commercially viable or recoverable if it is anticipated to be sold for a profit once it is either fully developed or fully constructed. The Company considers a partially developed or partially constructed project commercially viable or recoverable if the anticipated selling price is higher than the carrying value of the related project assets. The Company examines a number of factors to determine if the project will be recoverable, the most notable of which include whether there are any changes in environmental, ecological, permitting, market pricing or regulatory conditions that impact the project. Such changes could cause the costs of the project to increase or the selling price of the project to decrease. If a project is not considered recoverable, the Company impairs the respective project assets and adjusts the carrying value to the estimated recoverable amount, with the resulting impairment recorded within operations.

        Project assets are often held in separate legal entities which are formed for the special purpose of constructing the project assets, which the Company refers to as "project companies". The Company consolidates project companies as described in note (b) above. The cash paid to the non-controlling interest in connection with disposal of such project companies was recorded as a financing activity in the consolidated statement of cash flows.

        The Company does not depreciate the project assets. Any revenue generated from a solar power system connected to the grid would be considered incidental revenue and accounted for as a reduction of the capitalized project costs for development. If circumstances change, and the Company will begin to operate the project assets for the purpose of generating income from the sale of electricity, the project assets will be reclassified to solar power systems.

Business combination

(j)    Business combination

        Business combinations are recorded using the acquisition method of accounting and, accordingly, the acquired assets and liabilities are recorded at their fair market value at the date of acquisition. Any excess of acquisition cost over the fair value of the acquired assets and liabilities, including identifiable intangible assets, is recorded as goodwill. The Company charges acquisition related costs that are not part of the purchase price consideration to general and administrative expenses as they are incurred. These costs typically include transaction and integration costs, such as legal, accounting, and other professional fees.

Assets acquisition

(k)   Assets acquisition

        When the Company acquires other entities, if the assets acquired and liabilities assumed do not constitute a business, the transaction is accounted for as an asset acquisition. Assets are recognized based on the cost, which generally includes the transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets' carrying amounts on the Company's books. The costs of asset acquisitions generally include the direct transaction costs of the asset acquisition. If the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on either the cost to the acquiring entity or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measurable. The cost of a group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair value and does not give rise to goodwill.

Goodwill

(l)    Goodwill

        Goodwill represents the excess of the purchase price of acquired businesses over the estimated fair value assigned to the individual assets acquired and liabilities assumed. The Company does not amortize goodwill but instead test goodwill for impairment at least annually in the fourth quarter. The Company performs impairment tests between scheduled annual tests if facts and circumstances indicate that it is more likely than not that the fair value of a reporting unit that has goodwill is less than its carrying value.

        The Company may first make a qualitative assessment of whether it is more likely than not that a reporting unit's fair value is less than its carrying value to determine whether it is necessary to perform the two-step goodwill impairment test. The qualitative impairment test considers various factors including macroeconomic conditions, industry and market conditions, cost factors, a sustained share price or market capitalization decrease, and any reporting unit specific events. If it is determined through the qualitative assessment that a reporting unit's fair value is more likely than not greater than its carrying value, the two-step impairment test is not required. If the qualitative assessment indicates it is more likely than not that a reporting unit's fair value is not greater than its carrying value, the Company proceeds to perform the two-step impairment test. The Company may also elect to proceed directly to the two step impairment test without considering such qualitative factors.

        The first step in a two-step impairment test is the comparison of the fair value of a reporting unit with its carrying amount, including goodwill. In accordance with the authoritative guidance over fair value measurements, the Company defines the fair value of a reporting unit as the price that would be received to sell the unit as a whole in an orderly transaction between market participants at the measurement date. The Company primarily uses the income approach methodology of valuation, which includes the discounted cash flow method, to estimate the fair values of the reporting units.

        Significant management judgment is required when estimating the fair value of the reporting units including the forecasting of future operating results and the selection of discount and expected future growth rates that the Company uses in discounting cash flows. If the estimated fair value of a reporting unit exceeds its carrying value, goodwill is not impaired and no further analysis is required.

        If the estimated fair value of the reporting unit exceeds its carrying value, goodwill is not impaired, and no further analysis is required. Conversely, if the carrying value of a reporting unit exceeds its estimated fair value, the Company records an impairment loss equal to the excess, not to exceed the total amount of goodwill allocated to the reporting unit.

        The Company performed a qualitative assessment for each of the reporting units in the fourth quarter of 2017 and concluded that it was not more likely than not that the fair value of each reporting unit was less than its carrying amount. Accordingly, the two-step goodwill impairment test for the Company's reporting units was not considered necessary.

Property, plant and equipment

(m)  Property, plant and equipment

        Property, plant and equipment is recorded at cost less accumulated depreciation. The cost of property, plant and equipment comprises its purchase price and any directly attributable costs, including interest costs capitalized during the period the asset is brought to its working condition and location for its intended use. The Company expenses repair and maintenance costs as incurred.

        Depreciation is computed on a straight-line basis over the following estimated useful lives:

Buildings	20 years
Leasehold improvements	Over the shorter of the lease term or their estimated useful lives
Machinery	5-10 years
Furniture, fixtures and equipment	5 years
Motor vehicles	5 years

        Costs incurred in constructing new facilities, including progress payments, capitalized interests and other costs relating to the construction, are capitalized and transferred to property, plant and equipment on completion and depreciation commences from that time.

        For property, plant and equipment that has been placed into service, but is subsequently idled temporarily, the Company continues to record depreciation expense during the idle period. The Company adjusts the estimated useful life of the idled assets if the estimated useful life has changed.

Assets held-for-sale

(n)   Assets held-for-sale

        Long-lived assets (disposal group) are classified as held for sale if their carrying amount will be recovered principally through a sale transaction rather than through continuing use. This condition is regarded as met only when management commits to a plan to sell the asset; the asset is available for immediate sale in its present condition; an active program to locate a buyer and other actions required to complete the plan have been initiated; the sale of the asset is probable within one year; the asset is being actively marketed for sale at a reasonable price in relation to its current fair value; and it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn. Long-lived assets classified as held for sale are measured at lower of their carrying amount and fair value less costs to sell and depreciation (amortization) ceases once the asset is classified as held for sale.

Solar power systems

(o)   Solar power systems

        Solar power systems are comprised of ground-mounted projects and roof top systems that the Company intends to hold for use. The solar power systems are stated at cost less accumulated depreciation. The cost consists primarily of direct costs incurred in various stages of development prior to the commencement of operations. For a self-developed solar power system, the actual cost capitalized is the amount of the expenditure incurred for the application of the feed-in tariff ("FIT") or other similar contracts, permits, consents, construction costs, interest costs capitalized, and other costs capitalized. For a solar power system acquired from third parties, the initial costs include the consideration transferred and certain direct acquisition costs. Expenditures for major additions and improvements are capitalized and minor replacements, maintenance, and repairs are charged to expense as incurred.

        When solar power systems is retired, or otherwise disposed of, the cost and accumulated depreciation is removed from the balance sheets and any resulting gain or loss is included in the results of operations for the respective period. Depreciation is recognized using the straight-line method over the estimated useful lives of the solar power systems of 20 to 25 years.

Intangible assets

(p)   Intangible assets

        Intangible assets primarily represent the technical know-how and computer software purchased from third parties. Intangible assets are recorded at fair value at the time of acquisition less accumulated amortization, if applicable. Amortization is recorded according to the following table on a straight-line basis for all intangible assets:

Power purchase agreement ("PPA")	Over the estimated useful lives
Technical know-how	10 years
Computer software	1-10 years

Prepaid land use rights

(q)   Prepaid land use rights

        Prepaid land use rights represent amounts paid for the Company's lease for the use right of lands located in China ("PRC") and Japan. Amounts are charged to earnings ratably over the lease periods of 20 to 50 years.

Investments in affiliates

(r)   Investments in affiliates

        The Company accounts for the investments in affiliates using either the cost or equity method of accounting depending upon whether the Company has the ability to exercise significant influence over the affiliates. As part of this evaluation, the Company considers the participating and protective rights in the affiliates as well as its legal form. The Company records the cost method investments at historical cost and subsequently record any dividends received from the net accumulated earnings of the investee as income. Dividends received in excess of earnings are considered a return of investment and are recorded as reductions in the cost of the investment. The Company uses the equity method of accounting for the investments when the Company has the ability to significantly influence the operations or financial activities of the investee. The Company records the equity method investments at historical cost and subsequently adjusts the carrying amount each period for share of the earnings or losses of the investee and other adjustments required by the equity method of accounting. Dividends received from the equity method investments are recorded as reductions in the cost of such investments.

        Investments are evaluated for impairment when facts or circumstances indicate that the fair value of the investment is less than its carrying value. An impairment is recognized when a decline in fair value is determined to be other-than-temporary. The Company reviews several factors to determine whether a loss is other-than-temporary. These factors include, but are not limited to, the: (i) nature of the investment; (ii) cause and duration of the impairment; (iii) extent to which fair value is less than cost; (iv) financial conditions and near term prospects of the affiliates; and (v) ability to hold the security for a period of time sufficient to allow for any anticipated recovery in fair value. During the years ended December 31, 2015, 2016 and 2017, the Company recorded nil, nil and $3,686 impairment charges on its investments, respectively.

Impairment of long-lived assets

(s)   Impairment of long-lived assets

        The Company assesses the recoverability of the carrying value of long-lived assets when an indicator of impairment has been identified. The Company reviews the long-lived assets each reporting period to assess whether impairment indicators are present. For purposes of recognition and measurement of an impairment loss, a long-lived asset or assets is grouped with other assets and liabilities at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities. For long-lived assets, when impairment indicators are present, the Company compares undiscounted future cash flows, including the eventual disposition of the asset group at market value, to the asset group's carrying value to determine if the asset group is recoverable. Assessments also consider changes in asset group utilization, including the temporary idling of capacity and the expected timing of placing this capacity back into production. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Company will recognize an impairment loss based on the fair value of the assets. The Company recorded impairment charges for long-lived assets of $6,992, $22,757 and $11,626 for the years ended December 31, 2015, 2016 and 2017, respectively.

Interest capitalization

(t)    Interest capitalization

        The Company capitalizes interest costs as part of the historical costs of acquiring or constructing certain assets during the period of time required to get the assets ready for their intended use or sell the asset to a customer. The Company capitalizes interest costs to the extent that expenditures to acquire, construct, or develop an asset have occurred and interest costs have been incurred. Interest capitalized for property, plant and equipment, or solar power systems is depreciated over the estimated useful life of the related asset, as the qualifying asset is placed into service. The interest capitalized for project assets forms part of the cost of revenues when such project assets are sold and all revenue recognition criteria are met. Interest capitalization ceases once a project is substantially complete or no longer undergoing construction activities to prepare it for its intended use.

Assets retirement obligation

(u)   Assets retirement obligation

        Certain jurisdictions in which the Company's project assets are located or certain land lease agreements require the removal of the solar power systems when the project is decommissioned. Assets retirement obligation ("ARO") for the estimated costs of decommissioning associated with long-lived assets at a future date are accounted for in accordance with ASC 410-20, Asset Retirement Obligations ("ASC 410-20"). ASC 410-20 requires an entity to recognize the fair value of a liability for an ARO in the period in which it is incurred and a reasonable estimate of fair value can be made. Upon initial recognition of a liability for an ARO, the asset retirement cost is capitalized by increasing the carrying amount of the related long-lived asset by the same amount. Over time, the liability is accreted to its expected future value, while the capitalized cost is depreciated over the useful life of the related asset. The Company's ARO included in solar power systems were $1,503 and $109 as of December 31, 2016 and 2017, respectively.

Contingencies

(v)   Contingencies

        Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. If a potential material loss contingency is not probable but is reasonably possible, or is probable but the amount cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, is disclosed. Legal costs incurred in connection with loss contingencies are expensed as incurred.

Income taxes

(w)  Income taxes

        Deferred income taxes are recognized for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, net tax loss carry-forwards and credits using the enacted tax rates expected to apply to taxable income in the periods in which the deferred tax liability or asset is expected to be settled or realized. Deferred tax assets are reduced by a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities. Before 2016, the components of the deferred tax assets and liabilities were individually classified as current and non-current based on the characteristics of the underlying assets and liabilities, or the expected timing of their use when they did not relate to a specific asset or liability. In 2016, the Company adopted ASU2015-17 prospectively and did not revise prior periods, and as of December 31, 2017, the components of the deferred tax assets and liabilities were all classified as non-current on the consolidated balance sheet.

        Income tax expense includes (i) deferred tax expense, which generally represents the net change in the deferred tax asset or liability balance during the year plus any change in valuation allowances; (ii) current tax expense, which represents the amount of tax currently payable to or receivable from a taxing authority; and (iii) non-current tax expense, which represents the increases and decreases in amounts related to uncertain tax positions from prior periods and not settled with cash or other tax attributes. The Company only recognizes tax benefits related to uncertain tax positions when such positions are more likely than not of being sustained upon examination. For such positions, the amount of tax benefit that the Company recognizes is the largest amount of tax benefit that is more than fifty percent likely of being sustained upon the ultimate settlement of such uncertain tax position. The Company records penalties and interests associated with the uncertain tax positions as a component of income tax expense.

        The Company uses the flow-through method to account for investment tax credits earned on qualifying projects placed into service. Under this method the investment tax credits are recognized as a reduction to income tax expense in the year the credit arises. The use of the flow-through method also results in a basis difference from the recognition of a deferred tax liability and an immediate income tax expense for reduced future tax depreciation of the related assets. Such basis differences are accounted for pursuant to the income statement method.

Revenue recognition

(x)   Revenue recognition

Solar power products

        The Company recognizes revenues for solar product sales when persuasive evidence of an arrangement exists, delivery of the product has occurred and title and risk of loss has passed to the customers, the sales price is fixed or determinable and the collectability of the resulting receivable is reasonably assured. If collectability is not reasonably assured, the Company recognizes revenue only upon collection of cash. Revenues also include reimbursements received from customers for shipping and handling costs. Sales agreements typically contain the customary product warranties but do not contain any post-shipment obligations nor any return or credit provisions.

        A majority of the Company's contracts provide that products are shipped under the term of free on board, or FOB, ex-works, or cost, insurance and freight, or CIF, and delivered duty paid, or DDP. Under FOB, the Company fulfills its obligation to deliver when the goods have passed over the ship's rail at the named port of shipment. The customer has to bear all costs and risks of loss or damage to the goods from that point. Under ex-works, the Company fulfills its obligation to deliver when it has made the goods available at its premises to the customer. The customer bears all costs and risks involved in taking the goods from the Company's premises to the desired destination. Under CIF, the Company must pay the costs, marine insurance and freight necessary to bring the goods to the named port of destination but the risk of loss of or damage to the goods as well as any additional costs due to events occurring after the time the goods have been delivered on board the vessel, is transferred to the customer when the goods pass the ship's rail in the port of shipment. Under DDP, the Company is responsible for making a safe delivery of goods to a named destination, paying all transportation expenses and the duty. The Company bears the risks and costs associated with supplying the goods to the delivery location.

        As of December 31, 2015, 2016 and 2017, the Company had inventories of $7.3 million, $5.9 million and $7.1 million, respectively, relating to sales to customers where revenues were not recognized because the collection of payment was not reasonably assured. The delivered products remain as inventories on consolidated balance sheets, regardless of whether title has been transferred. In such cases, the Company recognizes revenue, adjusts inventories and recognizes cost of revenues when payment is collected from customers.

        Revenues from sales to customers are recorded net of estimated returns.

        The Company enters into toll manufacturing arrangements in which the Company receives cells and returns finished modules. In such cases, the title of the cells received and risk of loss remains with the seller. As a result, the Company does not recognize inventory on the consolidated balance sheets. The Company recognizes a service fee as revenue when the processed modules are delivered. During the years ended December 31, 2015, 2016 and 2017, the Company recognized revenue of $6,764, nil and nil, respectively, under toll manufacturing arrangements.

EPC and development services

        The Company uses the percentage-of-completion method to recognize revenues for which the Company provides EPC and development services, unless the Company cannot make reasonably dependable estimates of the costs to complete the contract, in which case the Company would use the completed contract method. The percentage-of-completion method is considered appropriate in circumstances in which reasonably dependable estimates can be made and in which all the following conditions exist: (i) contracts executed by the parties normally include provisions that clearly specify the enforceable rights regarding goods or services to be provided and received by the parties, the consideration to be exchanged, and the manner and terms of settlement; (ii) the buyer can be expected to satisfy all obligations under the contract; and (iii) the contractor can be expected to perform all contractual obligations. The Company uses the cost-to-cost method to measure the percentage of completion and recognize revenue based on the estimated progress to completion. The Company periodically revises its profit estimates based on changes in facts, and immediately recognizes any losses that are identified on contracts. Incurred costs include all direct material, labor, subcontractor cost, and other associated costs. The Company recognizes job material costs as incurred costs when the job materials have been permanently attached or fitted to the solar power projects as required by the engineering design. The construction periods normally extend beyond six months and less than one year.

        The percentage-of-completion method of revenue recognition requires the Company to make estimates of net contract revenues and costs to complete contracts. In making such estimates, management judgments are required to evaluate significant assumptions including the amount of net contract revenues, the cost of materials and labor, expected labor productivity, the impact of potential variances in schedule completion, and the impact of any penalties, claims, change orders, or performance incentives.

        If estimated total costs on any contract are greater than the net contract revenues, the Company recognizes the entire estimated loss in the period the loss becomes known. The cumulative effect of the revisions to estimates related to net contract revenues and costs to complete contracts, including penalties, claims, change orders, performance incentives, anticipated losses, and others are recorded in the period in which revisions to the estimates are identified and the amounts can be reasonably estimated. The effect of the changes on future periods are recognized as if the revised estimates had been used since revenue was initially recognized under the contract. Such revisions could occur in any reporting period, and the effects may be material depending on the size of the contracts or the changes in estimates.

Solar power projects

        The Company recognizes revenue from the sale of project assets in accordance with ASC 360-20, Real Estate Sales. For these transactions, the Company has determined that the project assets, which represent the costs of constructing solar power projects, represent "integral" equipment and as such, the entire transaction is in substance the sale of real estate and subject to the revenue recognition guidance under ASC 360-20 Real Estate Sales. The Company records the sale as revenue with profit reduced by the maximum exposure to loss using one of the following revenue recognition methods, based upon evaluation of the substance and form of the terms and conditions of such real estate sales arrangements:

(i)

Full accrual method. The Company records revenue for certain sales arrangements after construction of discrete portions of a project or after the entire project is substantially complete. The Company recognizes revenue and profit using the full accrual method when all of the following requirements are met: (a) the sales are consummated; (b) the buyer's initial and continuing investments are adequate to demonstrate its commitment to pay; (c) the receivable is not subject to any future subordination; and (d) the Company has transferred the usual risk and rewards of ownership to the buyer. Specifically, the Company considers the following factors in determining whether the sales have been consummated: (a) the parties are bound by the terms of a contract; (b) all consideration has been exchanged; (c) permanent financing for which the seller is responsible has been arranged; and (d) all conditions precedent to closing have been performed, and the Company does not have any substantial continuing involvement with the project.

(ii)

Percentage-of-completion method. The Company applies the percentage-of-completion method, as further described below, to certain real estate sales arrangements where the Company conveys control of land or land rights, (a) when a sale has been consummated; (b) the Company has transferred the usual risks and rewards of ownership to the buyer; (c) the initial and continuing investment criteria have been met; (d) the Company has the ability to estimate its costs and progress toward completion, and (e) all other revenue recognition criteria have been met. The initial and continuing investment requirements, which demonstrate a buyer's commitment to honor their obligations for the sales arrangement, can typically be met through the receipt of cash or an irrevocable letter of credit from a highly creditworthy lending institution. When evaluating whether the usual risks and rewards of ownership have transferred to the buyer, the Company considers whether it has or may be contingently required to have any prohibited forms of continuing involvement with the project. Prohibited forms of continuing involvement in a real estate sales arrangement may include the Company retaining risks or rewards associated with the project that are not customary with the range of risks or rewards that an EPC contractor may assume.

(iii)

Installment method. Depending on whether the initial and continuing investment requirements have been met, and whether collectability from the buyer is reasonably assured, the Company may align its revenue recognition and release of project assets or deferred project costs to cost of sales with the receipt of payment from the buyer if the sale has been consummated and the Company has transferred the usual risks and rewards of ownership to the buyer.

        On occasion, the Company sells an interest in the project assets to a third party with an option to repurchase those assets in the future. The Company considers that there are continuing involvements in the projects and thus no profit or revenue is recognized. The transactions are accounted for as financing arrangement or profit-sharing arrangement.

(iv)

Financing method. If the Company determines that it is likely the repurchase option will be exercised, the transactions are accounted for as financing arrangement. All the project assets remain on the Company's consolidated balance sheets. The buyer's shares of earnings in the projects, during each period are reflected as interest expenses with a corresponding increase to the respective financing liabilities. Further distributions from the projects are reflected as a decrease to the financing liabilities. As of December 31, 2016 and 2017, the Company recorded financing liabilities of $459.3 million and $407.7 million in financing liabilities-current on the consolidated balance sheet, respectively. The balances had been net of distributions of $1.4 million and $9.6 million as of December 31, 2016 and 2017, respectively.

(v)

Profit-sharing arrangement. If the Company determines that it is unlikely the repurchase option will be exercised, the transactions are accounted for as profit-sharing arrangement. The Company reclassifies the property and any related existing debt assumed by the buyer to an investment account on its balance sheet and any cash received from the buyer is credited to the investment account. The amount will be recorded in investments in affiliates or other liabilities on the balance sheet depending on whether the amount is a debit or credit. As of December 31, 2016 and 2017, the Company recorded $4.8 million and $4.8 million, respectively, in other liabilities on the consolidated balance sheet.

        During 2015, 2016 and 2017, the Company recognized $557,132, $22,237 and $632,256 of revenue from the sale of solar power projects using the full accrual method and recognized $863, $428 and nil from sales of power projects using percentage-of-completion method, respectively.

        The Company allocates revenue for transactions involving multiple-element arrangements to each unit of accounting on a relative fair value basis. The Company estimates fair value on each unit of accounting on the following basis: (i) vendor-specific objective evidence of selling price, if it exists, otherwise, (ii) third-party evidence of selling price. If neither (i) nor (ii) exists, management's best estimate of the selling price for that unit of accounting is used. The Company recognizes revenue for each unit of accounting when the revenue recognition criteria have been met.

Electricity revenue

        Electricity revenue is generated primarily from various non-affiliated parties under long-term PPAs and performance based energy incentives. The Company recognizes electricity revenue when persuasive evidence of an arrangement exists, electricity has been generated and transmitted to the grid, the price of electricity is fixed or determinable and the collectability of the resulting receivable is reasonably assured.

        Performance-based energy incentives are awarded under certain state programs for the delivery of renewable electricity. The Company recognizes performance-based energy incentives of electricity revenue generated from solar power systems when the condition attached to it has been met and there is reasonable assurance that the grant will be received. During the years ended December 31, 2015, 2016 and 2017, the Company recognized performance-based energy incentives of $16.1 million, $22.8 million, and $10.9 million, respectively, related to electricity generated and recognized from solar power systems and assets held-for-sale in revenue.

        Certain PPAs are accounted for as operating leases in accordance with ASC 840-20, Operating Leases. Minimum lease payments are recognized over the term of the lease and contingent rents are recorded when the achievement of the contingency becomes probable in accordance with the U.S. GAAP. None of the Company's operating leases have minimum lease payments, so revenue from these contracts is recognized as energy and any related renewable energy attributes are delivered. During the years ended December 31, 2015, 2016 and 2017, the total lease income recognized was $6.1 million, $6.2 million, and $2.5 million related to PPAs, respectively.

Shipping and handling costs

(y)   Shipping and handling costs

        Payments received from customers for shipping and handling costs are included in net revenues. Shipping and handling costs relating to sales of $73,008, $68,451 and $79,853, are included in selling expenses for the years ended December 31, 2015, 2016 and 2017, respectively.

Research and development

(z)   Research and development

        Costs related to the design, development, testing and enhancement of products and silicon reclamation program are included in research and development expenses. Research and development costs are expensed when incurred and amounted to $17,056, $17,407 and $28,777 for the years ended December 31, 2015, 2016 and 2017, respectively.

Other operating income, net

(aa) Other operating income, net

        Other operating income, net primarily consists of gains or losses on disposal of solar power systems and property, plant and equipment, and government grants received, and compensation from business interruption insurance.

        Government grants received by the Company consist of unrestricted and restricted grants and subsidies. Unrestricted grants that allowed the Company's full discretion in utilizing the funds were recognized as other operating income upon receipt of cash and when all the conditions for their receipt have been satisfied. Restricted grants related to prepaid land use rights are recorded as deferred subsidies in other non-current liabilities and are amortized on a straight-line basis over the term of the land use right. In 2017, the Company received government grants related to land use rights of $4,329 and amortized the deferred subsidies of $103 into other operating income.

        Business interruption insurance compensation of $15,238 received by the Company in 2017 is related to the finalization of an insurance claim related to the tornado damage to one of cell factories of the Company.

        Before 2016, the net loss on disposal of property, plant and equipment and government grants were included in general and administrative expenses. In 2016, the Company reclassified the prior years' numbers, which are immaterial to the financial statements, to be consistent with current year's presentation.

        The following table summarizes the Company's other operating income, net:

	Years Ended December 31,
	2015	2016	2017
	$	$	$
Net gain on disposal of solar power system	—	(47,899)	(27,803)
Net loss on disposal of property, plant and equipment	1,801	8,094	1,960
Government grants	(7,193)	(2,734)	(6,473)
Business interruption insurance compensation	—	—	(15,238)

	(5,392)	(42,539)	(47,554)

Warranty cost

(ab) Warranty cost

        Before June 2009, the Company typically sold its standard solar modules with a two-year guarantee for defects in materials and workmanship and a 10-year and 25-year warranty against declines of more than 10% and 20%, respectively, from the initial minimum power generation capacity at the time of delivery. In June 2009, the Company increased its warranty against defects in materials and workmanship to six years.

        In August 2011, the Company increased its guarantee for defects in materials and workmanship to ten years and the Company warrants that, for a period of 25 years, its standard solar modules will maintain the following performance levels: (i) during the first year, the actual power output of the module will be no less than 97% of the labeled power output; (ii) from the second year to the 24th year, the actual annual power output decline of the module will be no more than 0.7%; and (iii) by the end of the 25th year, the actual power output of the module will be no less than 80% of the labeled power output.

        Effective June 2015, the Company warrants that, for a period of 25 years, its polycrystalline modules will maintain the following performance levels: (i) during the first year, the actual power output of the module will be no less than 97.5% of the labeled power output; (ii) from the second year to the 24th year, the actual annual power output decline will be no more than 0.7%; and (iii) by the end of the 25th year, the actual power output of the module will be no less than 80.7% of the labeled power output.

        Effective June 2015, the Company warrants that, for a period of 25 years, its monocrystalline modules will maintain the following performance levels: (i) during the first year, the actual power output of the module will be no less than 97% of the labeled power output; (ii) from the second year to the 24th year, the actual annual power output decline will be no more than 0.7%; and (iii) by the end of the 25th year, the actual power output of the module will be no less than 80.2% of the labeled power output. In addition, effective January 1, 2015, the Company lengthened the warranty against decline in its Dymond modules to 30 years and the Company guarantees that, for a period of 30 years, the Dymond modules will maintain the following performance levels: (i) during the first year, the actual power output of the module will be no less than 97.5% of the labeled power output; (ii) from the second year to the 29th year, the actual annual power output decline will be no more than 0.5%; and (iii) by the end of the 30th year, the actual power output of the module will be no less than 83% of the labeled power output.

        Effective August, 2016, the Company lengthened the warranty against decline in its Dymond polycrystalline modules to 30 years and the Company warrants that, for a period of 30 years, the Dymond modules will maintain the following performance levels: (i) during the first year, the actual power output of the module will be no less than 97.5% of the labeled power output; (ii) from the second year to the 29th year, the actual annual power output decline will be no more than 0.5%; and (iii) by the end of the 30th year, the actual power output of the module will be no less than 83% of the labeled power output.

        Effective August, 2016, the Company warrants that, for a period of 30 years, its Dymond monocrystalline modules will maintain the following performance levels: (i) during the first year, the actual power output of the module will be no less than 97% of the labeled power output; (ii) from the second year to the sixth year, the actual annual power output decline will be no more than 0.7%; (iii) from the seventh year to the 29th year, the actual annual power output decline will be no more than 0.5%and (iiii) by the end of the 30th year, the actual power output of the module will be no less than 81.5% of the labeled power output.

        Effective August 2017, the Company warrant that, for a period of 25 years, its PERC monocrystalline modules will maintain the following performance levels: (i) during the first year, the actual power output of the module will be no less than 97.5% of the labeled power output; (ii) from the second year to the 24th year, the actual annual power output cline will be no more than 0.7%; and (iii) by the end of the 25th year, the actual power output of the module will be no less than 80.7% of the labeled power output.

        Effective August 2017, the Company warrant that, for a period of 30 years, our Dymond PERC monocrystalline modules will maintain the following performance levels: (i) during the first year, the actual power output of the module will be no less than 97.5% of the labeled power output;(ii) from the second year to the 29th year, the actual annual power output decline will be no more than 0.5%; and (iii) by the end of the 30th year, the actual power output of the module will be no less than 83% of the labeled power output.

        In resolving claims under the workmanship warranty, the Company has the option of remedying through repair, refurbishment or replacement of equipment. In resolving claims under the performance warranty, the Company has the right to repair or replace solar modules, at the Company’s option.

For solar power projects built by the Company, the Company provides a limited workmanship or balance of system warranty against defects in engineering design, installation and construction under normal use, operation and service conditions for a period of up to five years following the energizing of the solar power project. In resolving claims under the workmanship or balance of system warranty, the Company has the option of remedying through repair, refurbishment or replacement of equipment. The Company has entered into similar workmanship warranties with its suppliers to back up its warranties.

        The Company maintains warranty reserves to cover potential liabilities that could arise under these guarantees and warranties.

Due to limited warranty claims to date, the Company accrues the estimated costs of warranties based on an assessment of its competitors' and its own actual claim history, industry-standard accelerated testing, estimates of failure rates from the Company's quality review, and other assumptions that the Company believes to be reasonable under the circumstances. Actual warranty costs are accumulated and charged against the accrued warranty liability. To the extent that accrual for warranty costs differs from the estimates, the Company will prospectively revise its accrual rate. The Company currently records a 1% warranty provision against the revenue for sales of solar power products.

        The Company have entered into agreements with a group of insurance companies with high credit ratings to back up its warranties. Under the terms of the insurance policies, which are designed to match the terms of our solar module product warranty policy, the insurance companies are obliged to reimburse the Company, subject to certain maximum claim limits and certain deductibles, for the actual product warranty costs that the Company incur under the terms of our solar module product warranty policy. The Company records the insurance premiums initially as prepaid expenses and amortize them over the respective policy period of one year. The unamortized carrying amount is $2,531 and $2,850 as of December 31, 2016 and 2017, respectively and was included as a component of prepaid expenses and other current assets.

        The warranty obligations the Company records relate to defects that existed when the product was sold to the customer. The event which the Company is insured against through its insurance policies is the sale of products with these defects. Accordingly, the Company views the insured losses attributable to the shipment of defective products covered under its warranty as analogous to potential claims, or claims that have been incurred as of the product ship date, but not yet reported. The Company expects to recover all or a portion of its obligation through insurance claims. Therefore, the Company's accounting policy is to record an asset for the amount determined to be probable of recovery from the insurance claims (not to exceed the amount of the total losses incurred), consistent with the guidance set forth at ASC 410-30.

        The Company considers the following factors in determining whether an insurance receivable that is probable and recoverability can be reasonably estimated: (i) reputation and credit rating of the insurance company; (ii) comparison of the solar module product warranty policy against the terms of the insurance policies, to ensure valid warranty claims submitted by customers will be covered by the policy and therefore reimbursed by the insurance companies; and (iii) with respect to specific claims submitted, written communications from the insurance company are monitored to ensure the claim has been promptly submitted to and accepted by the insurance company, and reimbursements have been subsequently collected. The successfully processed claims provide further evidence that the insurance policies are functioning as anticipated.

        To the extent uncertainties regarding the solvency of insurance carriers or the legal sufficiency of insurance claims (including if they became subject to litigation) were to arise, the Company will establish a provision for uncollectible amounts based on the specific facts and circumstances. To date, no provision had been determined to be necessary. In addition, to the extent that accrual for warranty costs differs from the estimates and the Company prospectively revises its accrual rate, this change may result in a change to the amount expected to be recovered from insurance.

        As the warranty obligation and related recovery asset do not meet the criteria for offsetting, the gross amounts are reported in the Company's consolidated balance sheets. The asset is expected to be realized over the life of the warranty obligation, which is 25 or 30 years and is treated as a non-current asset consistent with the underlying warranty obligation. When a specific claim is submitted, and the corresponding insurance proceeds will be collected within twelve months of the balance sheet date, the Company will reclassify that portion of the receivable as being current. The insurance receivable amounts were $61,879 and $74,872 as of December 31, 2016 and 2017, respectively, and were included as a component of other non-current assets.

        The Company made downward adjustments to its accrued warranty costs of $7,467 and other non-current assets of $5,178, for the year ended December 31, 2017, to reflect the general declining trend of the average selling price of solar modules, which is a primary input into the estimated warranty costs. Accrued warranty costs (net effect of adjustments) of $15,876, $9,817 and $19,793 are included in cost of revenues for the years ended December 31, 2015, 2016 and 2017, respectively.

Foreign currency translation

(ac) Foreign currency translation

        The United States dollar ("U.S. dollar" or "$"), the currency in which a substantial amount of the Company's transactions are denominated, is used as the functional and reporting currency of CSI. Monetary assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates of exchange ruling at the balance sheet date. Transactions in currencies other than the U.S. dollar during the year are converted into the U.S. dollar at the applicable rates of exchange prevailing on the transaction date. Transaction gains and losses are recognized in the consolidated statements of operations. Gains and losses on intra-entity foreign currency transactions that are of a long-term-investment nature (that is, settlement is not planned or anticipated in the foreseeable future) between consolidated entities are not recognized in earnings, but are included as a component of other comprehensive income.

        The financial records of certain of the Company's subsidiaries are maintained in local currencies other than the U.S. dollar, such as Renminbi ("RMB"), Euro, Canadian dollar ("CAD"), Japanese yen and British pound ("GBP"), which are their functional currencies. Assets and liabilities are translated at the exchange rates at the balance sheet date, equity accounts are translated at historical exchange rates and revenues, expenses, gains and losses are translated using the average rate for the year. Translation adjustments are reported as foreign currency translation adjustment and are shown as a separate component of other comprehensive income in the statements of comprehensive income.

Comprehensive income

(ad) Comprehensive income

        Comprehensive income includes all changes in equity except those resulting from investments by owners and distributions to owners. For the years presented, total comprehensive income included (i) net income, (ii) foreign currency translation adjustments, (iii) gains and losses on intra-entity foreign currency transactions that are of a long-term-investment nature (that is, settlement is not planned or anticipated in the foreseeable future) between consolidated entities, and (iv) the unrealized gains or losses (effective portion) on derivative instruments that qualify for and have been designated as cash flow hedges.

Foreign currency risk

(ae) Foreign currency risk

        The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the People's Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the China foreign exchange trading system market. The Company's cash and cash equivalents and restricted cash denominated in RMB amounted to $538,788 and $702,443 as of December 31, 2016 and 2017, respectively.

Concentration of credit risk

(af)  Concentration of credit risk

        Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash and cash equivalents, restricted cash, accounts receivable, advances to suppliers and amounts due from related parties.

        All of the Company's cash and cash equivalents are held with financial institutions that Company management believes to have high credit quality.

        The Company conducts credit evaluations of customers and generally does not require collateral or other security from its customers. The Company establishes an allowance for doubtful accounts primarily based upon the age of the receivables and factors surrounding the credit risk of specific customers. With respect to advances to suppliers, such suppliers are primarily suppliers of raw materials. The Company performs ongoing credit evaluations of its suppliers' financial conditions. The Company generally does not require collateral or security against advances to suppliers, however, it maintains a reserve for potential credit losses and such losses have historically been within management's expectation.

        The prepayments made by the Company are unsecured and expose the Company to supplier credit risk. As of December 31, 2016 and 2017, gross prepayments made to individual suppliers in excess of 10% of total advances to suppliers are as follows:

	At December 31, 2016	At December 31, 2017
	$	$
Supplier A	18,260	18,260

Fair value of financial instruments

(ag) Fair value of financial instruments

        The Company applies authoritative guidance for fair value measurements for its financial assets and liabilities. The guidance defines fair value as an exit price representing the amount that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants. The guidance also establishes a fair value hierarchy, which prioritized the inputs used in measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

        Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets. The Company's restricted cash balance for all periods presented uses level one fair value inputs.

        Level 2—Inputs reflect quoted prices for identical assets or liabilities in markets that are not active; quoted prices for similar assets or liabilities in active markets; inputs other than quoted prices that are observable for the assets or liabilities; or inputs that are derived principally from or corroborated by observable market data by correlation or other means.

        Level 3—Unobservable inputs reflecting the Company's own assumptions incorporated in valuation techniques used to determine fair value. These assumptions are required to be consistent with market participant assumptions that are reasonably available.

Derivatives instruments and hedging activity

(ah) Derivatives instruments and hedging activity

        The Company's primary objective for holding derivative financial instruments is to manage risks. Depending on the terms of the specific derivative instruments and market conditions, some of the Company's derivative instruments may be assets and others liabilities at any particular point in time. The recognition of gains or losses resulting from changes in fair value of these derivative instruments is based on the use of each derivative instrument and whether it qualifies for hedge accounting.

        The Company enters into derivatives to hedge its foreign currency risk, exposure to losses from price adjustments of electricity and interest rate risk. When the Company determines to designate a derivative instrument as a cash flow hedge, the Company formally documents the hedging relationship and its risk management objective and strategy for undertaking the hedge, the hedging instrument, the hedged item, the nature of the risk being hedged, how the hedging instrument's effectiveness in offsetting the hedged risk will be assessed, and a description of the method of measuring ineffectiveness. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivative that is used in hedging transactions is highly effective in offsetting changes in cash flows of hedged items. The effective portion of gains and losses on derivatives designated as cash flow hedges are initially deferred in other comprehensive income before being recognized in the statements of operations in the same period as the hedged transactions are reflected in earnings. Gains and losses on derivatives that are not designated or fail to qualify as effective hedges are recognized in the statements of operations as incurred.

        Fair value of the derivative instruments is determined using pricing models developed based on the underlying price of the hedged items. The values are also adjusted to reflect nonperformance risk of the counterparty and the Company, as necessary.

Earnings (loss) per share

(ai)  Earnings (loss) per share

        Basic earnings (loss) is computed by dividing income (loss) attributable to holders of common shares by the weighted average number of common shares outstanding during the year. Diluted earnings (loss) per common share reflects the potential dilution that could occur if securities or other contracts to issue common shares were exercised or converted into common shares. Common share equivalents are not included in the calculation of dilutive earnings per share if their effects are anti-dilutive.

Share-based compensation

(aj)  Share-based compensation

        The Company's share-based compensation with employees, such as share options, restricted shares and restricted share units ("RSUs"), is measured at the grant date, based on the fair value of the award, and is recognized as compensation expense, net of estimated forfeitures, over the period during which an employee is required to provide service in exchange for the award, which is generally the vesting period.

Recently issued accounting pronouncements

(ak) Recently issued accounting pronouncements

        In May 2014, the Financial Accounting Standards Board (or "FASB") issued Accounting Standards Updates (or "ASU") 2014-09, Revenue from Contracts with Customers (Topic 606), to clarify the principles of recognizing revenue and create common revenue recognition guidance between U.S. GAAP and International Financial Reporting Standards. An entity has the option to apply the provisions of ASU 2014-09 either retrospectively to each prior reporting period presented or retrospectively with the cumulative effect of initially applying this standard recognized at the date of initial application. ASU 2014-09 is effective for fiscal years and interim periods within those years beginning after December 15, 2016, and early adoption is not permitted. In August 2015, the FASB updated this standard to ASU 2015-14, the amendments in this ASU defer the effective date of ASU 2014-09, that the ASU should be applied to annual reporting periods beginning after December 15, 2017 and earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period.

        The Company will adopt ASU 2014-09 in the period beginning from January 1, 2018 using the modified retrospective approach. This approach will be applied to all contracts not complete as of January 1, 2018.

        The Company expects this adoption to primarily affect certain energy business sales arrangements currently accounted for under ASC 360-20, which requires the Company to evaluate whether such arrangements have any forms of continuing involvement that may affect the revenue or profit recognition of the transactions, including arrangements with prohibited forms of continuing involvement requiring the Company to reduce the potential profit on a project sale by the maximum exposure to loss. The Company anticipates that ASU 2014-09, which supersedes the real estate sales guidance under ASC 360-20, will result in the earlier recognition of revenue and profit. The Company expects revenue recognition for other sales arrangements, including sales of solar power products, EPC and development services, O&M services and electricity income, to remain materially consistent with the current practice.

        Based on the Company's assessment and best estimates of the effects of adopting ASU 2014-09 at the time of the preparation of this Annual Report on Form 20-F, the Company expects a cumulative-effect adjustment, $1.3 million increase to the opening balance of retained earnings on January 1, 2018. The cumulative-effective adjustment is primarily due to the recognition of profit associated with projects sold in 2017, which had previously been deferred under ASC 360-20.

        The Company has substantially completed its evaluation of the impact on accounting policies, disclosures, and internal processes and controls the new standard has on its revenue stream. As part of the adoption, the Company has modified certain control procedures and processes, although these updates are not expected to have a material effect on the Company's internal controls over financial reporting.

        Additionally, the adoption of ASU 2014-09 will result in increased footnote disclosures, particularly with regard to (1) revenue-related balance sheet accounts and associated activity in the fiscal period, (2) disaggregation of revenue into appropriate categories, (3) unsatisfied performance obligations, (4) the pro-forma impact of changes to the Company's financial statements in the initial year of adoption, and (5) qualitative disclosures related to the nature and terms of the Company's sales, timing of the transfer of control and judgments used in the application of the five-step process.

        In January 2016, the FASB issued ASU 2016-01, Financial Instruments-Overall (Subtopic 825-10)-Recognition and Measurement of Financial Assets and Financial Liabilities. The new guidance requires equity investments (except those accounted for under the equity method of accounting, or those that result in consolidation of the investee) to be measured at fair value with changes in fair value recognized in net income and separate presentation of financial assets and financial liabilities by measurement category and form of financial asset (i.e., securities or loans and receivables) on the balance sheet or the accompanying notes to the financial statements. The guidance also eliminates the requirement to disclose the fair value of financial instruments measured at amortized cost for organizations that are not public business entities and the requirement for public business entities to disclose the method(s) and significant assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at amortized cost on the balance sheet. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The Company adopted this standard on January 1, 2018. This accounting standards update does not have a material impact on the Company's consolidated financial statements.

        In February 2016, the FASB issued ASU 2016-02, "Leases (Topic 842)". Under the new guidance, lessees will be required to recognize all leases (with the exception of short-term leases) at the commencement date including a lease liability, which is a lessee's obligation to make lease payments arising from a lease, measured on a discounted basis; and a right-of-use asset, which is an asset that represents the lessee's right to use, or control the use of, a specified asset for the lease term. Lessees (for capital and operating leases) must apply a modified retrospective transition approach for leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements. The modified retrospective approach would not require any transition accounting for leases that expired before the earliest comparative period presented. Lessees may not apply a full retrospective transition approach. Public business entities should apply the amendments in ASU 2016-02 for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years (i.e., January 1, 2019, for a calendar year entity). This new guidance requires modified retrospective application and becomes effective for the Group in the first quarter of 2019, but early adoption is permitted. The Company is currently evaluating this update to determine the full impact of its adoption on the consolidated financial position, results of operations, cash flows and related disclosures, as well as the impact of adoption on policies, practices and systems. As of December 31, 2017, the Company has $80.2 million of future minimum operating lease commitments that are not currently recognized on the consolidated balance sheet (see note 23). Therefore, the Company expects material changes to its consolidated balance sheets.

        In March 2016, the FASB issued ASU 2016-09, Improvements to Employee Share-Based Payment Accounting, which amends ASC Topic 718, Compensation-Stock Compensation. The objective of this amendment is part of the FASB's Simplification Initiative as it applies to several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. The effective date of the amendment is for fiscal years beginning after December 31, 2016 and interim periods within that reporting period. The Company adopted the ASU for the year ended December 31, 2017 and has already considered the impact on its consolidated financial statements and related disclosures and the effects upon adoption are not material.

        In June 2016, the FASB issued ASU 2016-13, "Financial Instruments—Credit Losses (Topic 326)". The pronouncement changes the impairment model for most financial assets, and will require the use of an "expected loss" model for instruments measured at amortized cost. Under this model, entities will be required to estimate the lifetime expected credit loss on such instruments and record an allowance to offset the amortized cost basis of the financial asset, resulting in a net presentation of the amount expected to be collected on the financial asset. This pronouncement is effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2019. The Company does not expect a material impact to its consolidated financial statement upon adoption of this ASU.

        In August 2016, the FASB issued ASU 2016-15 which amends the guidance on the classification of certain cash receipts and payments in the statement of cash flows. This ASU is effective for annual and interim reporting periods beginning after December 15, 2017 and is applied retrospectively. Early adoption is permitted including adoption in an interim period. The Company will adopt this ASU on its effective date of January 1, 2018 and is in the process of evaluating the impact on its consolidated financial statements upon adoption.

        In October, 2016, the FASB issued ASU 2016-16, "Income Taxes (Topic 230)—Intra-Entity Transfers of Assets Other Than Inventory", which removes the prohibition in ASC 740 against the immediate recognition of the current and deferred income tax effects of intra-entity transfers of assets other than inventory. The ASU, which is part of the Board's simplification initiative, is intended to reduce the complexity of U.S. GAAP and diversity in practice related to the tax consequences of certain types of intra-entity asset transfers, particularly those involving intellectual property (IP). For public business entities, the ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. Early adoption is permitted for all entities as of the beginning of a fiscal year for which neither the annual or interim (if applicable) financial statements have been issued or made available for issuance. The Company is currently evaluating the impact of the adoption this standard on its consolidated financial statements.

        In November 2016, the FASB issued ASU 2016-18, "Statement of Cash Flows (Topic 230): Restricted Cash", which clarifies the presentation of restricted cash and restricted cash equivalents in the statements of cash flows. Under ASU 2016-18 restricted cash and restricted cash equivalents are included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statements of cash flows. This ASU should be applied retrospectively and becomes effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years, but early adoption is permitted. Currently the changes in restricted cash were included in the investing activities in the cash follow statement with the amounts of $(100.9) million, $50.6 million and $(102.0) million for the year of 2015, 2016 and 2017 respectively. The Company plans to adopt this ASU for the fiscal year beginning from January 1, 2018.

        In January 2017, the FASB issued ASU 2017-01, "Business Combinations (Topic 805): Clarifying the Definition of a Business". The update affects all companies and other reporting organizations that must determine whether they have acquired or sold a business. The definition of a business affects many areas of accounting including acquisitions, disposals, goodwill, and consolidation. The update is intended to help companies and other organizations evaluate whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The update provides a more robust framework to use in determining when a set of assets and activities is a business, and also provides more consistency in applying the guidance, reducing the costs of application, and making the definition of a business more operable. For public companies, the update is effective for annual periods beginning after December 15, 2017, including interim periods within those periods. The guidance should be applied prospectively upon its effective date. The effect of ASU 2017-01 on the consolidated financial statements will be dependent on any future acquisitions.

        In January, 2017, the FASB issued ASU 2017-04, which removes the requirement to compare the implied fair value of goodwill with its carrying amount as part of step 2 of the goodwill impairment test. As a result, under the ASU, an entity should perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount and should recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit's fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. An entity should consider income tax effects from any tax deductible goodwill on the carrying amount of the reporting unit when measuring the goodwill impairment loss, if applicable. For public business entities that are SEC filers, the guidance is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company does not expect the adoption to have a significant impact to its consolidated financial statements.

        In May 2017, the FASB issued ASU 2017-09, "Compensation-Stock Compensation", to provide clarity and reduce complexity on when to apply modification accounting to existing share-based payment awards. The guidance will be applied prospectively. The Company adopted this standard on January 1, 2018. This accounting standards update does not have a material impact on its consolidated financial statements.